EXHIBIT 10.14


                               ASSIGNMENT OF LEASE


         THIS  ASSIGNMENT  OF LEASE is made and  delivered  on this  16th day of
June, 1994, by HMC RETIREMENT PROPERTIES, INC., a Delaware corporation ("Assignor"), to HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust ("Assignee").

                              W I T N E S S E T H :

         WHEREAS, by a lease, dated as of April 1, 1989 (the "Lease"), Marriott Corporation, a Delaware corporation, as tenant, leased certain land and improvements thereon located in Charlottesville, Virginia, and as more particularly described in Exhibit A, attached hereto and made a part hereof, from UREF Retirement Corporation, a Virginia corporation ("Landlord"); and

         WHEREAS, by that certain Assignment of Lease, dated October 7, 1993, Host Marriott Corporation, successor in interest to Marriott Corporation, assigned its interest as tenant under the Lease to Assignor; and

         WHEREAS, Assignor now desires to assign its interest under the Lease to Assignee, and Assignee desires to assume all of Assignor's obligations under the Lease;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby grants, assigns, transfers, and sets over to Assignee all of Assignor's right, title and interest in, to and under the Lease and the leasehold estate of Assignor as created by the Lease, together with any and all easement rights of any kind appurtenant to and benefiting the premises demised under the Lease and with all right, title and interest of Assignor in and to any and all buildings, structures and improvements now or hereafter located on the premises demised under the Lease.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof and for the rest of the term mentioned in the Lease, subject to the terms, covenants, provisions and conditions of the Lease, and subject to all existing title encumbrances of record.

         Assignee hereby assumes and agrees to assume all obligations of Assignor under the Lease, subject to the exculpation provisions of Section 13.6(b) of the Lease, arising from and after the date hereof, to perform all of the respective covenants

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and agreements  contained therein,  and be bound by all the respective terms and provisions thereof, from and after the date hereof.

         Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignee as a result of Assignor's actions as tenant under the Lease before the date of this instrument.

         Assigne hereby agrees to indemnify and hold Assignor harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignor as a result of Assignee's actions as tenant under the Lease from and after the date of this instrument.

         IN WITNESS WHEREOF, the parties have executed this Assignment of Lease this 16th day of June, 1994.

                                       ASSIGNOR:

                                       HMC RETIREMENT PROPERTIES, INC.


                                       By:/s/ Pamela J. Murch
                                       Name: Pamela J. Murch
                                       Title: Vice President


                                       Attest: /s/ Abbi J. Weisman
                                       Name: Abbi J. Weisman
                                       Title:Assistant Secretary


                                                         [SEAL]


                                       ASSIGNEE:

                                       HEALTH AND REHABILITATION PROPERTY
                                       TRUST


                                       By: /s/ David J. Hegarty
                                       Name:David J. Hegarty
                                       Title:Executive Vice President

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                                      -3-


Signed, acknowledged and delivered in the presence of the following two witnesses as to each signature of Assignee and Assignor:



/s/ Jennifer B. Clark
Name: Jennifer B. Clark



/s/ Elizabeth S. Wigon
Name: Elizabeth S. Wigon


This document prepared by/after recording return to:

         Jennifer B. Clark, Esq.
         Sullivan & Worcester
         One Post Office Square
         Boston, MA  02109

Send property tax bills and correspondence to Assignee at:

         400 Centre Street
         Newton, MA  02158
         Attn:  David J. Hegarty


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STATE OF Massachusetts )

COUNTY OF Suffolk      )

         I, the undersigned Notary Public in and for the jurisdiction aforesaid, do hereby certify that Pamela J. Murch and as Vice President and Abbi J. Weisman Assistant Secretary of HMC RETIREMENT PROPERTIES, INC., a Delaware corporation, whose names are signed to the foregoing instrument, personally appeared before me in my jurisdiction aforesaid and acknowledged the same on behalf of said corporation.

         GIVEN, under my hand and seal this 16th day of June, 1994.


                                                 /s/ Nicole M. Priolo
                                                 Notary Public
My Commission Expires: November 4, 1999




STATE OF Massachusetts )

COUNTY OF Suffolk      )

         I, the undersigned Notary Public in and for the jurisdiction aforesaid, do hereby certify that David J. Hegarty as Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, whose name is signed to the foregoing instrument, personally appeared before me in my jurisdiction aforesaid and acknowledged the same on behalf of said trust.

         GIVEN, under my hand and seal this 16th day of June, 1994.


                                                  /s/ Nicole M. Priolo
                                                  Notary Public

My Commission Expires: November 4, 1999



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                                Omitted Exhibits


         The following exhibit to the Assignment of Lease has been omitted:

Exhibit Letter                      Exhibit Title

     A                              The Premises

         The registrant agrees to furnish supplementally a copy of the foregoing omitted exhibit to the Securities and Exchange Commission upon request.